EXHIBIT 13

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chihiro Tsuyuki, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of ECOSS, Inc. on Form 20-F for the annual period ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of ECOSS, Inc.

By:/s/ Chihiro Tsuyuki

Chihiro Tsuyuki

Chief Executive Officer and

Chief Financial Officer

(Principal Accounting Officer)

May 30, 2008